UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-00134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Harbour Place Drive, Suite 300
Davidson, NC	28036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 869-4600
__________
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                                                                                                              Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE

      Curtiss-Wright Corporation delivered an investor and securities analyst presentation on Wednesday, May 26, 2021 at 8:30 am EDT in conjunction with its 2021 Virtual Investor Day to provide an in-depth review of the Company’s business drivers and new strategy to deliver long-term profitable growth, including an intensified focus on innovation, collaboration, strategic investments, and capital allocation, while also introducing its new long-term financial targets.  A copy of this press release and slide presentation are attached hereto as Exhibits 99.1 and 99.2.  Access to the webcast, the press release, and the presentation will be posted on Curtiss-Wright's website at www.curtisswright.com. A webcast replay will be available on the Company's website beginning immediately after the end of the conference.

     This information is not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The furnishing of these slides is not intended to constitute a representation that such information is required by Regulation FD or that the materials they contain include material information that is not otherwise publicly available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

99.1	Press Release dated May 26, 2021

99.2	Presentation shown during investor and securities analyst webcast on May 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS-WRIGHT CORPORATION

By:	/s/ K. Christopher Farkas
K. Christopher Farkas
Vice-President and
Chief Financial Officer

Date:   May 26, 2021

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 26, 2021
99.2	Presentation shown during investor and securities analyst webcast on May 26, 2021